Amplify Digital & Online Trading ETF
Schedule of Investments
July 31, 2022 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 96.7%
Digital Asset Capital Markets - 16.2%
Coinbase Global, Inc. - Class A (a)	450	$28,332
Galaxy Digital Holdings Ltd. (a)	2,401	13,604
Silvergate Capital Corp. (a)	195	18,191
		60,127
E-Broker - 56.3%
flatexDEGIRO AG (a)	1,101	11,110
Futu Holdings Ltd. - ADR (a)	380	15,808
IG Group Holdings PLC	1,624	15,731
Interactive Brokers Group, Inc.	290	17,020
KGI Securities Thailand PCL - NVDR	20,200	2,524
Matsui Securities Co. Ltd.	900	5,408
Monex Group, Inc.	3,700	12,873
Moneylion, Inc. (a)	767	1,204
NH Investment & Securities Co. Ltd.	1,295	9,919
Robinhood Markets, Inc. - Class A (a)	1,940	17,557
SOFI TECHNOLOGIES, Inc. (a)	3,569	22,520
Swissquote Group Holding SA	86	10,384
The Charles Schwab Corp.	474	32,730
Up Fintech Holding Ltd. - ADR (a)	1,686	6,373
XP, Inc. - Class A (a)	1,317	27,789
		208,950
Market Makers - 6.4%
Flow Traders (b)	313	6,798
Virtu Financial, Inc. - Class A	723	16,868
		23,666
Trading Platform - 17.8%
CMC Markets PLC (b)	902	2,826
Forge Global Holdings, Inc. (a)	368	1,965
MarketAxess Holdings, Inc.	109	29,515
Plus500 Ltd.	345	6,994
Tradeweb Markets, Inc. - Class A	349	24,612
		65,912
Total Common Stocks (Cost $542,545)		358,655

MONEY MARKET FUNDS - 1.2%
Invesco Government & Agency Portfolio - Institutional Class - 1.64% (c)	4,562	4,562
Total Money Market Funds (Cost $4,562)		4,562
Total Investments - 97.9%
(Cost $547,107)		$363,217

Percentages are based on Net Assets of $370,836.
ADR -	American Depositary Receipt
NVDR -	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities, according to the Fund’s liquidity guidelines  At July 31, 2022, the value of these securities amounted to $9,624 or 2.6% of total net assets.

(c)	Seven-day yield as of July 31, 2022.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund Management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the period ended July 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended July 31, 2022, there have been no significant changes to the Fund's fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last price.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of July 31, 2022:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$358,655
Money Market Funds	4,562
Total Level 1	363,217
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$363,217

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended July 31, 2022, there were no transfers into or out of Level 3 for the Fund.